

Garnero Group Acquisition Company(NASDAQ:GGAC)
Merger With
Grupo Colombo

GRUPO COLOMBO

August 2015

Disclaimer

- This presentation was filed with the Securities and Exchange Commission on August 27, 2014 as an exhibit to a Form 8-K filed by Garnero Group Acquisition Company ("GGAC"). GGAC is holding presentations for certain of its shareholders, as well as other persons who might be interested in purchasing GGAC's securities, regarding its business combination with Q1 Comercial de Roupas S.A. ("Colombo" or the "Company"). The attached presentation will be distributed to attendees at these presentations.
- EarlyBirdCapital, Inc. ("EBC"), the managing underwriter of GGAC's initial public offering ("IPO") consummated on June 26, 2014, is acting as GGAC's advisor in these efforts, for which EBC will receive a fee of $4,600,000 if the business combination is successfully consummated. GGAC, its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of GGAC's shareholders to be held to approve the business combination.
- SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC'S PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING (THE "PROXY STATEMENT"), WHICH WILL CONTAIN IMPORTANT INFORMATION. Such persons may read the Proxy Statement, GGAC'S final prospectus, dated June 25, 2014, for its initial public offering and GGAC'S annual report on Form 10-K for the period ended June 30, 2014 for a description of the security holdings of GGAC'S officers and directors and of EBC and their respective interests in the successful consummation of the business combination. The Proxy Statement will be mailed to shareholders as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to: Garnero Group Acquisition Company, Av Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, Brazil, Attn: Secretary, or email: jmriva@garnerogroup.com. The Proxy Statement, once available, and the final prospectus and annual report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).
- This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about GGAC, Colombo and their combined business after completion of the business combination. Forward-looking statements are all statements other than historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of GGAC's and Colombo's management, are subject to risks, uncertainties and other factors, which could cause actual results to differ from the forward looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "well," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements.
- The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; customer acceptance of new products; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislative or regulatory environments, requirements or changes adversely affecting the businesses in which Colombo is engaged; fluctuations in customer demand; management of rapid growth; general economic conditions; community relations; geo-political events and regulatory changes; as well as other relevant risks detailed in GGAC's filings with the Securities and Exchange Commission.
- Certain of Colombo's financial information and data contained in this presentation are unaudited and/or were prepared by Colombo as a private company in accordance with generally accepted accounting principles of Brazil and do not conform to SEC Regulation S-X. Furthermore, they include certain financial information (EBITDA) not derived in accordance with United States generally accepted accounting principles ("GAAP"). Accordingly, such information and data will be adjusted and presented differently in GGAC'S Proxy Statement to solicit shareholder approval of the business combination. GGAC and Colombo believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of Colombo to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The company derives EBITDA by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions.
- The financial estimates and projections for Colombo contained in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Colombo's control. While all estimates and projections are necessarily speculative, Colombo believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the estimates and projections. The inclusion of the estimates and projections in the exhibits hereto should not be regarded as an indication that Colombo, or its representatives, considered or considers the estimates or projections to be a reliable prediction of future events. Colombo is not warranting as to the accuracy, reliability, appropriateness or completeness of the estimates or projections to anyone. Neither Colombo's management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Colombo compared to the information contained in the estimates and projections, and none of them undertakes or intends to undertake any obligation to update or otherwise revise the estimates or projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the estimates and projections are shown to be in error. Accordingly, they should not be looked upon as "guidance" of any sort. Neither GGAC nor Colombo will refer back to these estimates and forecasts in future periodic reports filed under the Securities Exchange Act of 1934, as amended.

GRUPO COLOMBO



SECTION 1

Transaction Overview

GRUPO COLOMBO

COLOMBO

O Brasil veste esta marca

Transaction Summary

Transaction	▪ Grupo Colombo ("GC" or "Colombo") has signed a definitive agreement with Garnero Group Acquisition Company ("GGAC"), a NASDAQ-listed Special Purpose Acquisition Company with US$144mm cash in trust, whereby GC will merge into GGAC, raise substantial equity capital and become a publicly-traded SEC reporting company listed on NASDAQ
	▪ Pro forma enterprise value of approximately **$332mm** and equity value of **$362mm**[(1)]
	▪ Colombo shareholders to receive:
	  ▪ 6mm shares
	  ▪ R$120mm in cash (approximately $34mm)[(2)] to release shares

Valuation	▪ Public company created at attractive valuation of 5.9x 2014 EBITDA[(3)] ▪ GGAC acquisition multiple (5.9x) results in huge growth opportunity
EBITDA Targets	▪ Colombo shareholders will forfeit up to 600,000 GGAC shares if the company fails to achieve EBITDA of R$155mm in 2016 (representing EBITDA growth of 15% from 2015E EBITDA of R$135mm)
Attractive Positioning	▪ Colombo is the largest Brazilian retailer with focus on menswear ▪ Colombo outperforming peer group in weak Brazilian market due to price point & demographics ▪ Multichannel platform with nationwide geographic footprint
Timing	▪ Merger agreement executed on August 26, 2015 ▪ Expected closing in Mid-December
Colombo Motivation to Merge	▪ Proceeds to retire debt, provide capital for organic growth and future accretive acquisitions ▪ Elevate Colombo profile within consumer retail sector and enhance competitive advantages/market leadership ▪ Access to capital and public currency for acquisitions

(1) Assumes no GGAC shareholder redemptions and the closing of a $100mm private placement of additional GGAC shares
(2) Based on current exchange rate of 3.50
(3) Based on 2014 exchange rate of 2.35

Transaction Summary (Con't)

Transaction Structure


GRUPO COLOMBO
NASDAQ: GGAC
($144M)
Private Placement
($100M)
GGAC
GRUPO COLOMBO
$144M
$100M

Post-transaction ownership(1)(2)


Grupo Colombo(2)
25%
44%
Public
19%
Private Placement Investors
12%
SPAC Sponsor

Sources and Uses(3)

(in mm)

Sources (USD)		Uses (USD)	
GGAC Stock Issued to Target	$60.3	Equity Consideration To Existing Shareholders	$60.3
Cash From Trust	$144.5	Cash Consideration To Existing Shareholders	$34.3
Cash From Additional Shares	$100.0	Debt Repayment	$170.3
		Growth Capital	$29.9
		Fees and Expenses	$10.0
Total	$304.8	Total	$304.8

(1) Assumes no GGAC shareholder redemptions
(2) Assumes the closing of a $100mm private placement of additional GGAC shares with GC purchasing $30m of such amount
(3) Based on exchange rate of Exchange Rate of 3.5

Transaction Valuation

Post-Closing Shares Outstanding[1][2]

(in mm)

Public Shares	15.8
SPAC Management Shares	4.3
Colombo Shares	6.0
Private Placement Shares	10.0
Total Shares Outstanding	36.1

Enterprise Value

(in mm)

	At Closing
Total Shares Outstanding	36.1
Amount in Trust per Share	$10.05
Equity Value	$362
Colombo Net Debt	$170
Cash	($200)
Implied Enterprise Value	$332

Implied Multiples[3]

(in mm)

Implied Multiple:	Est. EBITDA ($R)	Est. EBITDA (USD)	At Closing
EV / 2014A EBITDA	133.0	$56.6	5.9x
EV / 2015E EBITDA	134.7	$38.5	8.6x
EV / 2016E EBITDA	155.0	$44.3	7.5x

(1) Warrants are not included in share count.
(2) Shares converted from rights are included in share count.
(3) FX Rate: 2014: 2.35. 2015: 3.5. 2016: 3.5

GRUPO COLOMBO



SECTION 2

Investment Highlights

GRUPO COLOMBO

COLOMBO

O Brasil veste esta marca

Investment Highlights



Multiple growth avenues and clear visibility of new revenue sources


Colombo

Differentiated business model with strong return on invested capital

Proven organic growth, know-how and management track-record

Largest Brazilian retailer with focus on menswear in the most relevant and high growth segment



Resilient, simplified and highly flexible business model with compelling customer value proposition


Colombo

Experienced management team that has formal control and corporate governance

Largest Brazilian Retailer with Focus on Menswear

Great positioning in the Brazilian apparel market, with a national footprint focused on the B and C classes

Colombo is poised to seize growth opportunities, due to its lower incremental investment need associated to a high operational leverage



+
-
Geographic footprint
B/C classes
COLOMBO
CIA.DOTERNO
GARBO
Brooksfield
DUDALINA
VR
tng
CRAWFORD
ARAMIS
MENSWEAR
RICARDO ALMEIDA
VIAVENETO
HARRY'S
A/B classes
Target Client Profile
B/C classes

(1) Bubble size represents number of stores

Colombo is Poised to Capture Multiple Growth Opportunities

Solid Platform
Multichannel platform with nationwide geographic footprint

Robust Commercial Structure
Strong brand positioning and well established business model

Differentiated Infrastructure
Reliable and efficient inventory system, providing an unique capability to control closely its nationwide footprint

Professional management
Seasoned management team with strong industry expertise and a well trained workforce

GRUPO COLOMBO

COLOMBO
O Brasil veste esta marca


New stores opening

Northeast is the top of choice growth driver, presenting extra demand for Colombo's product at much higher returns on invested capital


Colombo women

Fast-growing brand, opening an entirely new segment for the Company and offering strong synergies potential with the current stores network


E-commerce

E-commerce was implemented in late 2013 and reached R$16m in sales in 2014, representing the largest individual store sale for the Company


COLOMBO
Financial services

Rapidly growing segment within the company, with 650,000 cards issued to date and potential to become a leading pre-paid card issuer in the country



SECTION 3

Company Overview

GRUPO COLOMBO

COLOMBO

O Brasil veste esta marca

Grupo Colombo at a Glance

Grupo Colombo is the leading menswear apparel retailer in Brazil, focused on classes B and C

Leadership

- Leadership within the Brazilian menswear apparel retail segment
- Largest seller of men's shirts (6mm/year) and suits (600,000/year) in Brazil
- Presence in all Brazilian states with over 420 stores
- Net revenues of R$551mm(US$ 234mm[1]) and adj. EBITDA of R$133mm (US$ 57mm[1], with a 24% margin) in 2014

Compelling Value Proposition

- Unparalleled brand awareness in classes B and C, aligned with high quality products and very competitive prices
- Large scale retailer in the formal wear segment
- Superior bargaining power with suppliers
- National coverage in marketing campaigns
- One of the three most valuable Brazilian retail brands

Multiple Growth Opportunities

- Well positioned to consolidate the men's smart casual/formal wear segment
- High growth capacity: more than 200 stores opened since 2010
- Strong and growing demand in the Northeast region, which is the most profitable one
- Clear visibility of new revenues sources with expanded margins (women, e-commerce, B2B, financial services)
- Potential to acquire some of its main competitors

Source: Company, Exame Magazine, Bloomberg
(1) Based on 2014 average FX rate of 2.35 R$/US$

Largest Brazilian Retailer with Focus on Menswear



Number of Stores
Listed Apparel Retailers¹
413
303
274
260
79
RESTOQUE SA
RENNER
Guararapes
Cia.Hering
Private Companies²
420
173
114
91
49
48
46
45
13
13
COLOMBO
tng
CIA.DOTERNO
Brooksfield
VIA VENETO
GARBO
ARAMIS
CRAWFORD
HARRY'S
RICARDO ALMEIDA

Source: Colombo, companies websites and investor relations (for listed companies)
(1) Only owned stores were considered. Lojas Renner total stores do not consider Camicado stores
(2) Colombo total stores as of June 2015. Private companies (ex-Colombo) number of stores were taken from companies websites, as of July 17, 2015

Comprehensive National Store Footprint

High growth capacity particularly in the Northeast, in a unique environment marked by: (i) strong demand and higher sales per sqm, (ii) reduced competition and compressed personal expenses and (iii) lower required investments per store



29
79
31
242
39

North, Northeast and Mid-West regions: significant room for organic growth

South and Southeast regions: opportunities to grow through acquisition

326 Shopping Malls | **94 Street**

420 stores in all Brazilian states(1)

Revenues Breakdown by Region(1) (%)



7%
8%
7%
53%
25%

Sales/sqm per Region¹ (R$)



14,107
15,249
15,812
22,107
27,294
Southeast
South
North
Midwest
Northeast

Source: Company
(1) Figures as of 2Q15

Complete Product Portfolio

Grupo Colombo has a simplified business model and a basic portfolio of products

Business Model Fundamentals

- **Basic products, low exposure to fashion trends and easier purchase procedure**
- **Focus on products with high turnover**
- **Low dependency of seasoned weather conditions**
- **Best cost-benefit package offered to the market**

Sales by Category (Thousands of Units)

	2011	2014	Growth '11-'14
Shirts	3,804	4,891	29%
Pants	1,125	3,252	189%
Suits	582	565	-3%
Suits & Jackets	611	833	36%
Polos & T-Shirts	1,782	6,207	248%
Ties	470	522	11%
Women	0	770	n.m.


+5,000,000
shirts/year[1]
+6,000,000
polo shirts/year
+3,000,000
pants/year
+500,000
suits/year
+500,000
ties/year

Colombo Comparable Advantages

EBITDA Margin (2014)



30%
25%
20%
15%
10%
5%
0%
Mean: 18.3%
20.2%
23.6%
23.6%
18.8%
11.6%
12.7%
19.6%
16.1%
24.0%
RENNER
Hering
RESTOQUE
Guararapes
marisa
ALPARGATAS
Grendene
AREZZO
GC

Sales/ Square Meter (2014)



35
30
25
20
15
10
5
0
Mean: 16.1
10.7
19.2
20.7
8.5
7.9
N/A
N/A
29.5
17.0
RENNER
Hering
RESTOQUE
Guararapes
marisa
ALPARGATAS
Grendene
AREZZO
GC

EBITDA Growth (2014 – 6/31/15 LTM)(1)(2)



Average Growth: -7%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
10%
-18%
-16%
-17%
-5%
-13%
7%
-6%
1%
RENNER
Hering
RESTOQUE
Guararapes
marisa
ALPARGATAS
Grendene
AREZZO
GC

ROIC (2014)



40%
35%
30%
25%
20%
15%
10%
5%
0%
21%
35%
7%
12%
10%
15%
15%
18%
25%
RENNER
Hering
RESTOQUE
Guararapes
marisa
ALPARGATAS
Grendene
AREZZO
GC

(1) Source: Factset
(2) Local currency used

Proven Growth Track Record

Company has shown ability to consistently deliver growth and margin



Number of Stores
COLOMBO
O Brasil veste esta marca
GRUPO COLOMBO
1917
Foundation of the company in São Paulo
1990
Second Store in Ibirapuera Shopping
2004
More than 40 stores
2013
Partnership with a local private equity firm
1
1
2
6
13
66
172
209
351
420(1)
1917
1965
1990
1994
1999
2005
2008
2010
2012
2015
Foundation
Redefining Focus: Emerging Classes
Accelerated Growth
Structuring and Growth for the Next Step

(1) As of June 30, 2015

Significant Store Opening Potential

Colombo's current and potential market share per country region

The group has conducted a market study with "IBOPE Inteligência" which appointed potential to reach a market share among the B/C social classes of 5.9%

Room to expand its current operations throughout Brazil, focused on the regions with the widest gap between current and potential market share

Colombo's stores potential[1]...



5.20%
5.50%
5.80%
6.30%
5.80%
5.90%
1.85%
1.71%
1.45%
2.30%
0.76%
1.82%
Center West
Northeast
North
Southeast
South
Brazil
Potential
Current market share

...and disciplined store opening approach

Competitive positioning

Stores opening selected through mapping market potential (i.e. number of competitors and store size per location)

+

Investment control

Strict capex per store must not exceed pre-set limits

+

Focus on returns

Target payback for new stores ≤ 30 months

Source: Company and Brazilian Institute of Public Opinion and Statistics (IBOPE - www.ibope.com.br)
(1)Potential stores based on Bain Company's market research

GRUPO COLOMBO

New Product Segments



COLOMBO
WOMAN
Camisas
R$ 59,95
COLOMBO
WOMAN

Colombo Woman rationale

IBOPE's study also indicated a potential market for women's stores in every city where the Company already has operations

Woman-focused stores expands Colombo's total stores potential to nearly 2,000 throughout Brazil



Strong participation in sales despite a still low penetration in total stores



Colombo woman presence
Offers Colombo Woman
12
3%
408
97%
Traditional portfolio
Offered in only 3.0% of the stores, Colombo Woman already reached 8.0% of total sales
0.2%
0.1%
0.1%
0.4%
0.2%
1.0%
1.5%
6.5%
8.0%
May'13
Aug'13
Nov'13
Feb'14
May'14
Aug'14
Nov'14
Feb'15
May'15

New Sales Channels

E-Commerce

Visitors in 2014	Conversion rate
9.4mm	1.5% vs. market average only 1.0%

Implemented in late 2013, E-commerce is already the largest Company store in terms of revenues

Corporate Sales and multi-brand

- Sales channels under implementation
- In 2014, Company has intensified its efforts to sell packs of products to multibrand stores and marketplace platforms
- Potential to open new sales channels through large and established platforms, such as: Americanas, Zatini/Netshoes, Walmart, among others

Corporate sales and multi-brand channel offer numerous opportunities for large and recurring orders

Business Model with Strong Return on Invested Capital…

New stores should expand the Company's margin and working capital discipline should boost its return on invested capital

A Standard Grupo Colombo's Store

- Shopping malls stores: avg. size of 79 sqm
- Street stores: avg. size of 129 sqm

- Lean store workforce: 1 manager, 1 assistant manager and 4 salespeople

- Low capital investment requirements with easily replicable standard layouts

Stores Financials

	Street	Shopping Mall
Revenues / sqm (R$/m²)	12,000	25,000
Gross Margin (%)	60%	60%
EBITDA Margin[2] (%)	29%	26%
Maintenance Capex (R$/m²)	4,400	3,600
Payback (months)	24	40
EBITDA Margin of a new store (%)[3]	34%	31%

New Store Opening Process

- Potential market mapping and competitive positioning (market size and number of competitors)
- CAPEX (including key money) to be invested in each store cannot exceed R$ 7,000/sqm
- New stores target-payback: lower than 24 months

Recently Opened Stores Present High ROIC[1]

Stores Opened in 2013

Location	Street	Shopping Malls
New Opened Stores	7	36
Avg. EBITDA per sqm - New Stores (R$ '000)	5.5	4.2
Avg. CAPEX per sqm - New Stores (R$ '000)	7.9	6.5
Avg. Working Capital per sqm - New Stores (R$ '000)	2.3	2.4
Payback – Months	22.5	25.3
Avg. ROIC (post tax)	43%	37%

Stores Opened in 2015E

Location	Street	Shopping Malls
New Opened Stores	2	5
Avg. EBITDA per sqm - New Stores (R$ '000)	6.4	5.0
Avg. CAPEX per sqm - New Stores (R$ '000)	6.8	5.5
Avg. Working Capital per sqm - New Stores (R$ '000)	2.5	2.6
Payback – Months	17.8	19.4
Avg. ROIC (post tax)	**55%**	**49%**
Normalized ROIC – adjusted for a 300 day of COGS inventory	**61%**	**55%**

-15%

(1) Considering a store maturation in 3 years
(2) Considering a 12% occupancy cost for shopping mall stores and 10% for street stores.
(3) Assuming the existence of operational leverage for all expenses, except for those related to people and occupancy cost.

GRUPO COLOMBO

Continuous Improvement in Operations to Increase Cash Flow

Working Capital Strategy

Inventory control system

- Grupo Colombo has recently implemented systems to control its inventories, enabling the Company to optimize its working capital cycle

Push and pull model

- The Company has moved towards a push and pull model, improving the interaction between its production planning and the sales front

Inventory Balance in Days of COGS (2014YE)



497
59
153
113
76
102
236
Current
GRUPO COLOMBO
AREZZO
guararapes
Hering
marisa
RENNER
RESTOQUE (1)

Net Operating Working Capital(2) in Days of Net Revenues (2014YE)



176
105
200
136
120
135
83
Current
GRUPO COLOMBO
AREZZO
guararapes
Hering
marisa
RENNER
RESTOQUE
(1)

(1) Restoque figures are pro-forma for the acquisition of Dudalina
(2) Considers working capital as Accounts Receivables + Inventories – Suppliers

Continuous Improvement in Operations to Increase Cash Flow (Con't)

Reduction in Occupancy Costs[1]

Potential to increase the profitability of the company through savings

Occupancy costs reduced to 11.14% (2014)

- 30% of all contracts already had its occupancy costs renegotiated
- New contracts are only signed if occupancy costs do not surpass 8% of total sales
  - Indicating a further decline in the coming years

Store gross revenues (2014)	R$730mm
As % of gross revenues in 2014	11.14%
Reduction in occupancy costs (2013-14)	0.22% of Store Gross Revenues

Occupancy Costs Evolution (as % of Gross Revenues)

Occupancy costs renegotiated as a % of store sales

Productivity gains on store level


11.52%
11.36%
11.14%
2012A
2013A
2014A

(1) Occupancy costs are composed by lease, condo expenses and promotion funds

GRUPO COLOMBO

Strong Business Model in Conservative Market Scenario

Colombo's business model demonstrated resilience with the capacity to absorb new customers that have been attracted by its offered package of benefits

Fast-Growing A, B and C Income Class (millions of people)[1]



Class A/B
Class C
Class D
Class E
13 (8%)
66 (37%)
47 (27%)
49 (28%)
2003
+18mm people
+47mm people
31 (16%)
113 (56%)
40 (20%)
16 (8%)
2014E

Large Addressable Market (R$ bn)



Hosiery & Accessories
Childrenswear
Menswear
Womenswear
60
3
11
18
28
90
5
19
25
41
2009
2014

Apparel Expenditure by Income Class (R$ bn)



15
55
56
12
% of total
11%
40%
40%
9%

Grupo Colombo's Average Consumer Income (r$ per capita/month)



(R$)
+ 24%
1,478
1,562
1,833
2013A
2014A
2015E

Source: Euromonitor, IBGE, FGV, LCA, Bain & Co., BCG, Roland Berger Economist Intelligence Unit, Euromonitor, IPCMaps, Pyxis Consumo (2014)

(1) Class A/B: income higher than R$4,808 | Class C: between R$1,115 and R$4,408 | Class D: between R$768 and R$1,115 | Class E: less than R$768

GRUPO COLOMBO

Simplified and Highly Flexible Business Model

Colombo has a unique value proposition for investors in the Brazilian market

Scale and Flexibility

Bargaining Power and Reduced Incremental Investments
- Colombo has a advantages of scale, increasing its bargaining power with suppliers and diminishing the necessity of capital to perform new investments

+

Lean Assortment
- Focus on a small variety of products categories, simplifying the purchase process, the sales procedure and reducing the risk of inventory value depreciation in the course of time

+

Management Skills and Brand Awareness

Operational Efficiency
- Seasoned management team driven by growth opportunities and cost reduction
- Lean management structure geared towards fast decision making process

=

Brand Strength
- Nationwide campaigns take the Company's name to regions of potential growth, enhancing its brands acceptance by customers at the time a store is opened in the region
- Ranked 3rd on "Top of Mind" for retailers

=

Single value proposition

Reduced incremental investment need to pursue growth opportunities

Replicable model to be executed on regions with room for growth and previous brand awareness

TOP OF MIND
MelhoreseCia

Prize "Top of Mind"
Most Remembered Brand of Brazil

2007 2008 2009


PRÊMIO
ALSHOP

Prize "Alshop Retailer of the Year"
Men's Classic Clothing Category

2010 2013 2014

EXAME

Prize "Value Creation"

"One of the 3 Brazilian retailers that has created most value for its clients"

(Exame / Dom Strategy Partners)

Source: Company, Top of Mind (Grupo Melhores & Cia), ALSHOP and Exame Magazine

GRUPO COLOMBO

Financial Services Opportunities

Credit Cards

Co-Brand Cards
Launched in 2012

- **~750,000 cards** issued projected for the end of 2015
- Main credit card issuer of HSBC Brazil
- Moreover, co-branded cards boosts bricks and mortar sales – for the first semester of 2015, 12% of Colombo's B&M revenues came from its co-branded card

Gift and Pre-Paid Cards
Launched in July, 2014

- Launched in July, 2014
- Present in 25% of Colombo's stores
- **+R$850,000** in revenues
- Gift cards expiration in 6 months
- Potential to capture opportunities after low bank penetration in Brazil

Win-win case: fee business with no credit risks and sound growth within one year of operations

Insurances

Insurance Policies Sales

- Over **75,000 clients**
- **Monthly sales of 5,000** insurance products
- 45% commission of the monthly insurance base revenues
- Currently offering only personal accidents insurances

Proven insurance sales platform, with strong potential to widen the product offering and leverage on the client base

Highly Scalable products using an already established infrastructure: same salesperson and same target audience **+** Contribution margin from these products driving up the Company's average gross margin **+** Extremely lean G&A – dedicated team include only 3 employees **=** EBITDA margin of ~95% (vs 24% posted in 2014 in the consolidated financial statements)

Solid Governance Standards Backed by Strong Management

Executive team

Álvaro Jabur Junior
CEO

In Colombo since 1986

- Álvaro started his career as a salesman and worked continuously until assuming the management of the Company. Under his administration, Camisaria Colombo initiated its expansion and opened more than 400 stores in all Brazilian states. Alvaro had key roles in the product development, brand expansion and opening of new stores. Alvaro holds a degree in Business Administration from Mackenzie University

Paulo Jabur
Executive Vice President

In Colombo since 1988

- Paulo joined the Company as a manager and has been helping his brother since then. Paulo had a fundamental role in the expansion of the Company, including the development of new management controls, financial tools and logistics systems. Paulo holds a graduate degree in engineering from the University of São Paulo (Poli-USP)

Denis Piovezan
CFO

In Colombo since 2013

- Denis has worked in many leadership positions including Banco IBI (C&A Retail Financial Services), WalMart and Losango (retail arm of HSBC). He played an essential role on the company's debt restructuring. Denis holds an MBA from New York University – Stern Business School and a Bachelor in Civil Engineering from Mackenzie University, São Paulo – Brazil

Management team

Recent professionalization, forming a strong management team, with longstanding industry expertise

Governance Structure

Majority of independent board members

Single class of shares

Full compliance with SEC requirements

Governance

After the transactions, Grupo Colombo will have governance standards in line with Nasdaq requirements



SECTION 4

Financial Highlights

GRUPO COLOMBO

COLOMBO

O Brasil veste esta marca

Operational and Financial Highlights

Track record of growth

Number of Stores (#)[(1)]



CAGR11-15E: 16.9%
272
351
394
434
2011A
2012A
2013A
2014A

Total sales area and average store size (sqm)



CAGR11-15E: 13.2%
Sales area
Avg. store size
99
94
92
93
26.924
33.136
36.384
40.428
2011A
2012A
2013A
2014A

Net revenues (R$mm)



CAGR11-15E: 17.0%
344.4
395.5
484.0
550.8
2011A
2012A
2013A
2014A

Gross profit and gross margin (R$mm, %)



CAGR11-15E: 16.6%
Gross profit
Gross margin
60%
61%
56%
60%
207.0
240.3
270.9
328.0
2011A
2012A
2013A
2014A

(1) GC closed 14 non-performing stores

Operational and Financial Highlights (Cont'd)

Track record of growth

EBITDA and EBITDA margin (R$mm, %)


EBITDA
Margin
25%
20%
15%
24%
87.5
77.1
71.5
133
2011A
2012A
2013A
2014A

Net debt and Net debt/EBITDA (R$mm, x)


Net debt
Net debt/ EBITDA
4.2X
6.1X
5.6X
4.3X
370.1
516.2
492.1
571.3
2011A
2012A
2013A
2014A

Capex and Capex/Net Sales (R$mm, %)


Capex
Capex/Net Sales
11%
20%
13%
12%
37.6
79.8
62.8
68.6
2011A
2012A
2013A
2014A

Net Income and Net Margin (R$mm, %)


Net income
Net margin
-7.5%
-8.5%
-9.3%
0.3%
-25.9
-33.6
-45.0
1.9
2011A
2012A
2013A
2014A